UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 8, 2005
Date of report (Date of earliest event reported):
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

11360 Lakefield Drive, Duluth, Georgia	30097

(Address of principal executive offices)	(Zip Code)
770-283-1000
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EX-99.1 COMPANY'S NEWS RELEASE DATED AUGUST 8,2005

Item 2.02 Results of Operations and Financial Condition.
On August 8, 2005, Glenayre Technologies, Inc. (the “Company”) issued a news release providing financial results for the second quarter of 2005. The news release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ.
The Company’s news release is furnished as Exhibit 99.1 to this Current Report.
Neither the foregoing nor the news release furnished as Exhibit 99.1 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
          (c) Exhibits.

99.1	Company’s News Release dated August 8, 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc

Dated: August 8, 2005	By:	/s/ Debra Ziola

	Name:	Debra Ziola
	Title:	Senior Vice President and Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported: August 8, 2005	Commission File No: 0-15761
Glenayre Technologies, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Company’s News Release dated August 8, 2005.